UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          reported):  October 21, 1998


                              LACLEDE STEEL COMPANY
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                     0-3855
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                            (Commission File Number)

                                   43-0368310
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                    (I.R.S. Employer Identification Number)


        One Metropolitan Square
          St. Louis, Missouri                                   63102
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(Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code: 314-425-1400

Item  8.  Change in Fiscal Year.

On October 21, 1998, the Board of Directors of Registrant approved a change in Registrant's fiscal year. Effective September 30, 1998, Registrant's fiscal year shall end on September 30 of each year. Prior to the change, Registrant's fiscal year ended on December 31 of each year. The report covering the transition period will be covered in Registrant's Form 10-K for the year ending September 30, 1998.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LACLEDE STEEL COMPANY
                                        (Registrant)

Date: October 23, 1998                  By:   /s/ Michael H. Lane
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                                            Michael H. Lane
                                            Vice President - Finance, Treasurer
                                            and Secretary